Exhibit 99.3

TABLE OF CONTENTS

Page

COLOR ACCENTS HOLDINGS, INC. & SUBSIDIARY AND M2 SYSTEMS CORPORATION &	2
SUBSIDIARY - PRO-FORMA CONDENSED CONSOLIDATED SHEET (unaudited)
As of July 31, 2009

COLOR ACCENTS HOLDINGS, INC. & SUBSIDIARY AND M2 SYSTEMS CORPORATION &	3
SUBSIDIARY - PRO-FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS (unaudited)
For the year ended July 31, 2009

Footnotes to the Pro-forma Financial Statements	4

Pro forma combined financial data derived from the historical Consolidated Financial
Statements of Color Accents Holdings, Inc & Subsidiary and M2 Systems Corporation & Subsidiary
PRO-FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(unaudited)
As of July 31, 2009

	Color	M2 Systems
	Accents	& Subsidiary

	July 31,	June 30,			Pro Forma
	2009	2009			Combined
ASSETS	(Audited)	(Unaudited)	Pro Forma Adjustments		(Unaudited)
CURRENT ASSETS
Cash	$8,730	$309,090	(a)	(8,730)	$309,090
Accounts receivable, net	-	2,595,195			2,595,195
Prepaid expenses	6,650	5,521	(a)	(6,650)	5,521
Other current assets	-	5,093			5,093

TOTAL CURRENT ASSETS	15,380	2,914,899			2,914,899

PROPERTY and EQUIPMENT, net	-	115,778			115,778

DEPOSITS	-	21,080			21,080

INTANGIBLE ASSETS, net	-	37,500			37,500

OTHER ASSETS	-	-		-	-

TOTAL ASSETS	$15,380	$3,089,257			$3,089,257

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$2,841	$385,148	(a)	(2,841)	$385,148
Deferred revenue	-	603,230			603,230
Related party loan payable	-	1,403,826			1,403,826
Other current liabilities	-	225,100			225,100
					-
TOTAL CURRENT LIABILITIES	2,841	2,617,304			2,617,304

TOTAL LIABILITIES	2,841	2,617,304			2,617,304

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY:
Common Stock $.0001 par value: 100,000,000 shares authorized,			(b)	660
6,527,500 shares issued and outstanding as of July 31, 2009	653	-	(c )	(500)	813

				-
Additional paid-in capital	159,097	-	(a)	(159,097)	-
			(b) (c )	86,243	86,243

Common Stock and additional paid in capital, $.001 par value:
50,000,000 shares authorized, 100 shares issued and outstanding
as of June 30, 2009	-	87,056	(b)	(87,056)	-
Retained earnings (accumulated deficit)	(147,211)	384,897	(a)	147,211	384,897

TOTAL SHAREHOLDERS' EQUITY	12,539	471,953			471,953

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$15,380	$3,089,257			$3,089,257

Pro forma combined financial data derived from the historical consolidated financial
Statements of Color Accents Holdings, Inc & Subsidiary and M2 Systems Corporation & Subsidiary

PRO-FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
For the year ended July 31, 2009

	Color	M2 Systems
	Accents	& Subsidiary

	July 31,	June 30,			Pro Forma
	2009	2009			Combined
	Audited	(Unaudited)	Pro Forma Adjustments		(Unaudited)

CONTRACT REVENUES EARNED	$5,767	$3,265,725	(a)	(5,767)	$3,265,725
COST OF REVENUE	5,767	48,357	(a)	(5,767)	48,357
GROSS PROFIT	$-	$3,217,368			3,217,368

OPERATING EXPENSES
Salaries	-	958,710			958,710
Professional services	48,960	36,972	(a)	(48,960)	36,972
General and administrative expense	73,840	556,373	(a)	(73,840)	556,373
Rent	-	116,536			116,536
Depreciation and amortization	-	43,210			43,210
Total operating expenses	122,800	1,711,801			1,711,801

INCOME (LOSS) FROM OPERATIONS	(122,800)	1,505,567			1,505,567

OTHER INCOME (EXPENSE)
Other income	-	1,124			1,124
Interest expense	-	(5,031)			(5,031)
Total other income (expense)	-	(3,907)			(3,907)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES	$(122,800)	$1,501,660			$1,501,660

Provision for income taxes	-	(22,000)			(22,000)
	-	(22,000)			(22,000)

INCOME (LOSS) FROM CONTINUING OPERATIONS	$(122,800)	$1,479,660			$1,479,660

BASIC AND FULLY DILUTED NET LOSS PER SHARE	$(0.02)	$15,016.60			$0.18

WEIGHTED AVERAGE SHARES OUTSTANDING	6,527,500	100	(b) ( c)	1,599,900	8,127,500

COLOR ACCENTS HOLDINGS, INC. and SUBSIDIARIES
NOTES TO PRO-FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
July 31, 2009

1.           BASIS OF PRESENTATION

On September 30, 2009, Color Accents Holdings, Inc. (Color) entered into a share exchange agreement (the “Share Exchange Agreement”) and consummated a share exchange (the “Share Exchange”) with M2 Systems Corporation, a Florida corporation, (hereinafter, “M2 Systems”), and each of the shareholders of M2 Systems (the “M2 Systems Shareholders”).

Upon the closing of the Share Exchange on September 30, 2009 (the “Closing”), the M2 Systems Shareholders transferred all of their shares of common stock in M2 Systems to Color.  In exchange, Color issued to the M2 Systems Shareholders an aggregate of 6,600,000 shares of our common stock (the “Common Stock”), $0.0001 par value per share, representing 81.21% of the shares issued and outstanding immediately after the Closing.  As a result of the Share Exchange, M2 Systems became our wholly-owned subsidiary.

The Share Exchange is being accounted for as a “reverse merger” because the M2 Systems’ Shareholders now own a majority of the outstanding shares of our Common Stock immediately following the Share Exchange.  M2 Systems is deemed the acquirer in the reverse merger.  Consequently, the assets and liabilities and the historical operations that are reflected in the financial statements prior to the Share Exchange are those of M2 Systems and are recorded at the historical cost basis of M2 Systems, and the consolidated financial statements after completion of the Share Exchange include our assets and liabilities and those of M2 Systems, historical operations of M2 Systems, and our operations from the Closing of the Share Exchange.  Except as described in the previous paragraphs, no arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of our board of directors and, to our knowledge, no other arrangements exist that might result in a change of control of the Company.  Further, because of the issuance of the shares of our Common Stock pursuant to the Share Exchange, a change in control of the Company occurred on the date of consummation of the Share Exchange.  We will continue to be a “smaller reporting company,” as defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act” ), following the Share Exchange.

Pursuant to the terms of the Share Exchange Agreement, Diane Pyun, the majority shareholder and former officer and director cancelled a total of 5,000,000 shares of CAEG Common Stock at the expiration of the 120 day period following the Closing of the Share Exchange Agreement.

The unaudited pro-forma condensed consolidated balance sheet as of July 31, 2009 is based upon the historical financial statements of Color Accents and the June 30, 2009 financial statements of M2 Systems.  The unaudited pro-forma condensed consolidated balance sheet is presented as if the acquisition had occurred on July 31, 2009.

The unaudited pro-forma condensed combined statement of operations for the year ended July 31, 2009 is based upon the historical financial statements of Color Accents and the June 30, 2009 financial statements of M2 Systems, after giving effect to the acquisition.   The unaudited pro-forma condensed combined statement of operations is presented as if the acquisition had occurred on the respective date.

2.           PRO-FORMA FINANCIAL STATEMENTS

The unaudited pro-forma condensed consolidated financial statements have been developed from the audited records of Color Accents and the unaudited records of M2 Systems & Subsidiary

The unaudited pro-forma condensed consolidated balance sheet as of July 31, 2009 is based upon the historical financial statements of Color Accents and the June 30, 2009 financial statements of M2 Systems.  The unaudited pro-forma condensed consolidated balance sheet is presented as if the acquisition had occurred on July 31, 2009.

The unaudited pro-forma condensed combined statement of operations for the year ended July 31, 2009 is based upon the historical financial statements of Color Accents and the June 30, 2009 financial statements of M2 Systems, after giving effect to the acquisition.   The unaudited pro-forma condensed combined statement of operations is presented as if the acquisition had occurred on the respective date.

COLOR ACCENTS HOLDINGS, INC. and SUBSIDIARIES
NOTES TO PRO-FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
July 31, 2009

3.           PRO-FORMA ADJUSTMENTS

The pro-forma adjustments included in the unaudited condensed consolidated financial statements are as follows:

(a)	To reflect the reverse merger accounting treatment whereby the balances as Color are reversed out in order to reflect the activity of the acquirer as if the transaction had occurred on July 31, 2009.
(b)	The reflect the exchange of M2 Shares and issuance of 6,600,000 shares of Color common stock to the M2 Shareholders.
(c)	Cancellation of 5,000,000 shares owned by Diane Pyun